SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2004

COMMISSION FILE NUMBER 1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	61-0985936 (I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

                    99.1       July 12, 2004 NS Group, Inc. Press Release

Item 9. REGULATION FD DISCLOSURE

     On July 12, 2004, NS Group, Inc. issued a news release concerning a conference call to be held on July 26, 2004. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.
Date: July 12, 2004	By: /s/ Thomas J. Depenbrock
Thomas J. Depenbrock Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	July 12, 2004 NS Group, Inc. Press Release